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                      Diversified Investors Funds Group I
                              4 Manhattanville Road
                               Purchase, NY 10577

                                 October 6, 2006

Securities and Exchange Commission
Division of Investment Management
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D. C. 20549

          Re: Diversified Investors Funds Group I
              (File Nos. 33-61810 and 811-07674)

Ladies and Gentleman:

     On behalf of Diversified Investors Funds Group I, a Massachusetts business trust (the "Trust"), we are filing this letter to serve as notification of the existence of a Spanish-language version of the prospectuses and statement of additional information for the series of the Trust. The English-language form of the prospectuses and statement of additional information for the Trust are included in the Trust's registration statement on Form N-1A which was filed electronically with the Securities and Exchange Commission on April 28, 2006 pursuant to Rule 485(b) under the Securities Act of 1933 (EDGAR Accession No. 0000950213-06-005406).

     Pursuant to Rule 306(a) of Regulation S-T, the Registrant represents that, to the best of its knowledge, the prospectuses and statement of additional information are fair and accurate Spanish translations of the corresponding English-language documents.

     Please call the undersigned at (914) 697-3525 with any comments or questions you may have.

                                        Sincerely,


                                        /s/ Elizabeth L. Belanger
                                        ----------------------------------------
                                        Elizabeth L. Belanger
                                        Assistant Secretary